UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2019

COLGATE-PALMOLIVE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 26, 2019, Hogan Lovells US LLP delivered its legal opinion with respect to the debt securities (the “Securities”) of Colgate-Palmolive Company (the “Company”), including the Company’s Medium-Term Notes, Series H due one year or more from the date of issue. A copy of the opinion is attached hereto as Exhibit 5.1.

On February 26, 2019, Hogan Lovells US LLP delivered its legal opinion with respect to the Company’s €500,000,000 aggregate principal amount of 0.500% Medium Term Notes due 2026 (the “2026 Notes”) and €500,000,000 aggregate principal amount of 1.375% Medium Term Notes due 2034 (the “2034 Notes” and, together with the 2026 Notes, the “Notes”). A copy of the opinion is attached hereto as Exhibit 5.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit Number	Description

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Securities
5.2	Opinion of Hogan Lovells US LLP regarding the legality of the Notes
23.1	Consents of Hogan Lovells US LLP (included in Exhibits 5.1 and 5.2)
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: February 26, 2019	By:	/s/ Henning I. Jakobsen
Name: Henning I. Jakobsen Title: Chief Financial Officer
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